                                                                   Exhibit 99.15

                                   AGREEMENT
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     This Agreement ("Agreement") dated this 15th day of October, 1997 between Choice Hotels Franchising, Inc. (to be renamed Choice Hotels International, Inc.) ("Employer"), a Delaware corporation with principal offices at 10750 Columbia Pike, Silver Spring, Maryland 20901, and Stewart Bainum, Jr. ("Employee"), sets forth the terms and conditions governing the employment relationship between Employee and Employer.



     1.    Employment. During the term of this Agreement, as hereinafter
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defined, Employer hereby employs Employee as Executive Chairman. Employee hereby accepts such employment upon the terms and conditions hereinafter set forth and agrees to faithfully and to the best of his ability perform such duties as may be from time to time assigned by Employer, its Board of Directors or its designees, such duties to be rendered at the principal office of Employer or at such other place or places as Employer shall require. Employee also agrees to perform his duties in accordance with policies established by Employer's Board of Directors, which may be changed from time to time.

     2.    Term. Subject to the provisions for termination hereinafter provided,
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the term of this Agreement shall begin on October 15, 1997 (the "Effective Date") and shall terminate three (3) years thereafter. Upon expiration of said period, the parties may extend the term if they mutually agree to do so. Notwithstanding the aforesaid term, either party may terminate this Agreement upon thirty days' written notice to the other on the first and second anniversaries of the Effective Date.

     3.    Compensation. For all services rendered by Employee under this
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Agreement during the term thereof, Employer shall pay Employee the following compensation:

           (a)   Salary. A base salary of Eighty-Two Thousand Seven Hundred Two
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           Dollars ($82,702) per annum payable in accordance with Employer's standard payroll practices from time to time in effect. Such salary shall be reviewed from time to time by the Employer's Compensation Committee and may be increased at the discretion of Employer.

           (b)   Incentive Bonus. Employee shall have the opportunity to earn up
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           to a maximum of Sixty Percent (60%) per annum of the base salary set forth in subparagraph 3(a) above in Employer's bonus plans as adopted from time to time by Employer's Board of Directors.

           (c)   Automobile. Employer shall provide Employee with allowance for
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           automobile expenses of $ 1,462.50 per year.

           (d)   Club Membership. Employer shall provide Employee with an
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           appropriate corporate membership at a dining and/or recreational club for the purpose of business entertainment.

           (e)   Stock Options. Employee shall be eligible to receive options
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           under the Choice Hotels Franchising, Inc. Long Term Incentive Plan, or similar plan, to purchase common shares of the Employer in accordance with the policy of the Board of Directors as in effect from time to time.

           (f)   Other Benefits. Employee shall, when eligible, be entitled to
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           participate in all other fringe benefits accorded headquarters employees by Employer as are in effect from time to time.

     4.    Extent of Services. Employee shall devote twelve and one-half
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percent (12-1/2%) of his professional time, attention, and energies to the business of Employer, and shall not during the term of this Agreement be engaged in any other business activity whether or not such business activity is pursued for gain, profit, or other pecuniary advantage except for Employee's services as the Chairman and Chief Executive Officer of Manor Care, Inc. ("Manor Care"), for which he shall devote seventy-five percent (75%) of his professional time and his services as Chairman of Choice Hotels International, Inc. (to be renamed Sunburst Hospitality Corporation)("Sunburst"), for which he shall devote twelve and one-half percent (12-1/2%); but the foregoing shall not be construed as preventing Employee from investing his assets in the securities of public companies, or the securities of private companies or limited partnerships outside the healthcare and lodging industries. Employee warrants and represents that he has no contracts or obligations to others which would materially inhibit the performance of his services under this Agreement.

     5.    Disclosure and Use of Information. Employee recognizes and
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acknowledges that Employer's and affiliates' present and prospective clients, franchises, management contracts, acquisitions and personnel, as they may exist from time to time, are valuable, special and unique assets of Employer's business. Throughout the term of this Agreement and for a period of two (2) years after its termination or expiration for whatever cause or reason except as required by applicable law, Employee shall not directly or indirectly, or cause others to, make use of or disclose to others any information relating to the business of Employer that has not otherwise been made public, including but not limited to Employer's present or prospective clients, franchises, management contracts or acquisitions. In the event of an actual or threatened breach by Employee of the provisions of this paragraph, Employer shall be entitled to injunctive relief restraining Employee from committing such breach or threatened breach. Nothing herein stated shall be construed as preventing Employer from pursuing any other remedies available to Employer for such breach or threatened breach, including the recovery of damages from Employee.

     6.    Notices. Any notice, request or demand required or permitted to be
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given under this Agreement shall be in writing, and shall be delivered personally to the recipient or sent by certified or registered mail to his residence in the case of Employee, or to its principal office in the case of the Employer.

     7.    Elective Positions. Nothing contained in this Agreement is intended
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to nor shall be construed to abrogate, limit or affect the powers, rights and privileges of the Board of Directors or stockholders to remove Employee from the positions set forth in paragraph 1, with or without just cause, during the term of this Agreement or to elect someone other than Employee to those positions, as provided by law and the By-Laws of Employer; provided, however, that if Employee is so removed without cause, it is expressly understood and agreed, in the event any one or combination of the foregoing occurs, Employee's rights under this Agreement shall in no way be prejudiced, and Employee shall be entitled to receive compensation referred to in paragraph above, except ungranted stock options, provided that he is ready, willing and able to perform the duties and responsibilities set forth above. Notwithstanding the foregoing, the election or appointment of Employee to a different executive position shall not be considered removal hereunder. Employee upon removal shall be entitled to pursue other employment, and Employer shall be entitled to receive as offset and thereby reduce its payment, the amount received by Employee from any other active employment (other than the moneys received by Employee from Manor Care and Sunburst as contemplated in paragraph 4 above). As a condition to Employee receiving his compensation from Employer, Employee agrees to furnish Employer annually with full information regarding such other employment and to permit verification of his employment records and Federal income tax returns by an independent attorney or accountant. Employer shall receive credit for unemployment insurance benefits, social security insurance or like amounts actually received by Employee.

     8.    Waiver of Breach. The waiver of either party of a breach of any
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provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     9.    Assignment. The rights and obligations of Employer under this
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Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of Employer. The obligations of Employee hereunder may not be assigned or delegated.

     10.   Termination of Agreement. This Agreement shall terminate upon the
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following events and conditions:

           (a)   Upon expiration of its term;

           (b) For just cause, including but not limited to refusal to carry out duties and instructions relative to the position, dishonesty, violation of this Agreement, and any willful acts or omissions inimical to or contrary to policies of Employer not arbitrarily applied in the case of Employee. In the event of termination by Employer for just cause, vested but unexercised options granted during the term of this Agreement shall be forfeited as a result thereof, as of the date of notice. In the event of a willful breach of this Agreement by Employee, Employer shall have the right to purchase from Employee, at the price paid by Employee, such of its

           Common Stock as has been acquired by Employee by exercise of a stock option granted during the term of this Agreement if such exercise is within six (6) months prior to termination of this Agreement as a result of such breach. Employee shall be entitled to fourteen (14) days advance written notice of termination, except where the basis for termination constitutes conduct on the part of Employee involving dishonesty or bad faith, in which case the termination shall be effective upon the sending of notice.

           (c) Subject to state and federal laws, if Employee is unable to perform the essential functions of the services described herein, Employer shall have the right to terminate this Agreement by written notice to Employee. In the event of such termination, all non-vested obligations of Employer to Employee pursuant to this Agreement shall terminate.

           (d) In the event of Employee's death during the term of this Agreement, the Agreement shall terminate as of the date thereof.

     11.   Entire Agreement. This instrument contains the entire agreement of
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the parties. It may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. This Agreement shall be governed by the laws of the State of Maryland, and any litigation shall be conducted in the State of Maryland.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.



                               Employer:

                               CHOICE HOTELS FRANCHISING, INC.
                               (to be renamed Choice Hotels International, Inc.)



                               By: /s/ Michael J. DeSantis
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                                    Michael J. DeSantis
                                    Senior Vice President and Secretary


                               Employee:

                                /s/ Stewart Bainum, Jr.
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                               Stewart Bainum, Jr.